UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

GLOBAL STAR ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-41506	86-2508938
(Commission File Number)	(IRS Employer Identification No.)

1641 International Drive Unit 208

McLean, VA

22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 703-790-0717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GLSTU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	GLST	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GLSTW	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	GLSTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25 and Form 12b-25/A, filed on November 11, 2022 and November 22, 2022, respectively by Global Star Acquisition Inc. (the “Company”) with the Securities Exchange Commission (the “SEC”), the Company had determined that it was unable, without unreasonable effort or expense, to file its Third Quarter Financials on Form 10-Q for the period ended September 30, 2022 (the “Form 10-Q”), by the required due date of November 14, 2022 and November 21, 2022, respectively. The Company also announced that it expected to receive a letter from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) stating that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) (the “Listing Rule”) because it had not timely filed the Form 10-Q with the SEC. The Listing Rule requires listed companies to timely file all required periodic financial reports with the SEC.

In connection with the foregoing, on November 22, 2022, the Company received such letter (the “Notice”) from NASDAQ.

Under NASDAQ rules, the Company has 60 calendar days, or until January 23, 2023, to submit a plan to regain compliance with the Listing Rule. If NASDAQ accepts the Company’s plan, then NASDAQ may grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until May 15, 2023, to regain compliance. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Listing Rule, the Company’s securities will be subject to delisting from the NASDAQ Capital Market.

The Company intends to file the Form 10-Q and regain compliance prior to January 23, 2023.

Item 8.01.	Other Events.

On November 23, 2022, the Company issued a press release announcing its receipt of the Notice and the Compliance Letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Dated November 23, 2022

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Star Acquisition Inc.

Date: November 23, 2022	By:	/s/ Anthony Ang
Anthony Ang
Chief Executive Officer